UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2011

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

UCDP FINANCE, INC.

(Exact name of Registrant as specified in its charter)

Florida Florida	333-108661-01	59-3128514 42-1581381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

1000 Universal Studios Plaza Orlando, FL		32819-7610
(Address of principal executive offices)		(Zip code)

(407) 363-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On October 7, 2011, NBCUniversal announced the successful completion of its consent solicitation and offer to guarantee $260 million of 8.875% Senior Notes due November 15, 2015 and $146.25 million of 10.875% Senior Subordinated Notes due November 15, 2016 issued by its wholly owned subsidiaries, Universal City Development Partners, Ltd. and UCDP Finance, Inc. (together, the “Issuers”). In exchange for NBCUniversal’s full and unconditional guarantee of the Senior Notes and the Senior Subordinated Notes, a majority of the holders of each series of Notes agreed to amendments that conform the Notes’ covenants and events of default to those contained in NBCUniversal’s $9.1 billion of outstanding public debt securities. The amendments and the NBCUniversal guarantee are described in detail in the Registration Statement on Form S-4 (Registration No. 333-176498) filed with the Securities and Exchange Commission on August 25, 2011 in connection with the consent solicitation, the description of which is hereby incorporated by reference in this current report.

The Senior Notes were issued pursuant to the senior indenture dated as of November 6, 2009, among the Issuers, two wholly-owned subsidiaries, Universal City Travel Partners and Universal Orlando Online Merchandise Store (the “Subsidiary Guarantors”), and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”). The Senior Subordinated Notes were issued pursuant to the senior subordinated indenture dated as of November 6, 2009, among the Issuers, Subsidiary Guarantors and Trustee. On October 7, 2011, the Issuers, the Subsidiary Guarantors, NBCUniversal and the Trustee entered into supplemental indentures to effect the amendments and issue the NBCUniversal guarantees. Copies of the forms of supplemental indentures were filed as exhibits to the Registration Statement on Form S-4.

Item 7.01	Regulation FD Disclosure

On October 7, 2011, NBCUniversal announced the successful completion of the consent solicitation and offer to guarantee. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

Date: October 7, 2011	By:	/s/ Tracey L. Stockwell
	Name:	Tracey L. Stockwell
	Title:	Principal Financial Officer

UCDP FINANCE, INC.

Date: October 7, 2011	By:	/s/ Tracey L. Stockwell
	Name:	Tracey L. Stockwell
	Title:	Principal Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release